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                       CUNA MUTUAL INSURANCE SOCIETY, INC.
                   CUNA MUTUAL VARIABLE LIFE INSURANCE ACCOUNT
                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT

                                   SUPPLEMENT
                               DATED JUNE 27, 2008

                                       TO

                       MEMBERS(R) VARIABLE UNIVERSAL LIFE
                      MEMBERS(R) VARIABLE UNIVERSAL LIFE II
                             ULTRA VERS-ALL LIFE(SM)
                           MEMBERS(R) VARIABLE ANNUITY
                         MEMBERS(R) VARIABLE ANNUITY II
                         MEMBERS(R) VARIABLE ANNUITY III
                       MEMBERS(R) CHOICE VARIABLE ANNUITY

                         PROSPECTUSES DATED MAY 1, 2008

This supplement updates the prospectuses for the variable life insurance policies and variable annuity contracts listed above, and contains information that you should read and maintain for future reference.

Illinois, Indiana, Iowa and Wisconsin Residents
Effective June 18, 2008, CUNA Mutual Insurance Society, Inc., has placed a 60-day moratorium on company-initiated cancellations and non-renewals of any in-force insurance policies in Illinois, Iowa, Indiana, and Wisconsin. All penalties and fees for the late payment of premiums are waived during this moratorium.

In addition, insured and claimants have an additional 60 days from the last day required by the policy to take any action otherwise required to be taken on or before August 18, 2008.


                                      * * *

If you would like an additional copy of the prospectus for your life insurance policy or annuity contract, please call us at 1-800-798-5500 or write our Home Office at 2000 Heritage Way, Waverly, Iowa 50677.








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